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                                  EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT



          We consent to the incorporation by reference in this Registration Statement of P. H. Glatfelter Company on Form S-8 of our report dated February 24, 1997, appearing in the Annual Report on Form 10-K of P. H. Glatfelter Company and subsidiaries for the year ended December 31, 1996.



                                  DELOITTE & TOUCHE L.L.P.
                                  Philadelphia, Pennsylvania
                                  May 2, 1997